EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lodge Bay Oil & Gas Corp. (the "Company") on Form 10-QSB for the quarter ended July 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2006                                                     /s/ Barry Swanson
                                                                                             Barry Swanson
                                                                                             President, CEO, CFO, Secretary,
                                                                                             Treasurer and Director (Principal
                                                                                             Executive Officer and Principal
                                                                                             Financial Officer)